EXHIBIT  23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

R.  E.  BASSIE  &  CO.,
CERTIFIED  PUBLIC  ACCOUNTANTS
A  PROFESSIONAL  CORPORATION

                        6776 Southwest Freeway, Suite 580
                            Houston, Texas 77074-2115
                            -------------------------
                     Tel: (713) 266-0691 Fax: (713) 266-0692
                           ---                 ---
                            E-Mail: Rebassie@aol.com
                                    ----------------

Kleer-Vu  Industries,  Inc.
Kemah,  TX

We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of our report dated October 2, 2002, relating to the consolidated financial statements of Kleer-Vu Industries, Inc., appearing in the
                                                                             ---
Company's  Annual  Report  on Form 10-KSB for the fiscal year ended December 31,
---------
2001.


/s/R.  E.  BASSIE  &  CO.
-------------------------

Houston,  Texas

October 4, 2002
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